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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                         ______________________________



                                   FORM 8-K/A
                               (Amendment No. 1)



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported):  SEPTEMBER 10, 1997




                             PILLOWTEX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




        TEXAS                     1-11756                    75-2147728
      (State of                 (Commission                (IRS Employer
    Incorporation)              File Number)             Identification No.)



  4111 MINT WAY, DALLAS, TEXAS                                  75237
(Address of Principal Executive Offices)                      (Zip Code)


     Registrant's telephone number, including area code:  (214) 333-3225

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         On September 11, 1997, Pillowtex Corporation, a Texas corporation, filed a Current Report on Form 8-K dated September 10, 1997 (the "Form 8-K") with the Securities and Exchange Commission. This Amendment No. 1 to the Form 8-K hereby amends and restates in their entirety Items 5 and 7 of the Form 8-K.

ITEM 5.  OTHER EVENTS.

GENERAL

         On September 10, 1997, Pillowtex Corporation (the "Company"), a wholly owned subsidiary of the Company ("Newco"), and Fieldcrest Cannon, Inc. ("Fieldcrest") entered into an agreement (the "Merger Agreement") pursuant to which, on the terms and subject to the conditions set forth therein, Newco will be merged with and into Fieldcrest (the "Merger"), and Fieldcrest will thereby become a wholly owned subsidiary of the Company. A copy of the Merger Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by this reference.

         On September 11, 1997, the Company issued a press release announcing the Merger. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by this reference.


THE MERGER

         Conversion of Fieldcrest Shares. At the effective time of the Merger (the "Effective Time"), each outstanding share of Common Stock, par value $1.00 per share, of Fieldcrest ("Fieldcrest Common Stock") will be converted into a right to receive total consideration valued at $34.00, consisting of (i) $27.00 in cash and (ii) a number (the "Conversion Number") of shares of Common Stock, par value $0.01 per share, of the Company ("Pillowtex Common Stock") equal to the quotient obtained by dividing $7.00 by the average of the closing sales prices per share of Pillowtex Common Stock on the New York Stock Exchange (the "NYSE") for each of the 20 consecutive trading days immediately preceding the fifth trading day prior to the date (the "Closing Date") on which the Merger is consummated (the "Determination Price"), except that, absent an election by the Company as described below, the Conversion Number will not be more than 0.333 or less than 0.269. If the Determination Price is less than $21.00, the Company will have the right to elect to increase the cash portion of such consideration and/or the Conversion Number such that the sum of (i) the cash portion of such consideration and (ii) the product of (a) the Conversion Number and (b) the Determination Price equals $34.00 and, if the Company does not so elect, Fieldcrest will have the right to terminate the Merger Agreement.

         At the Effective Time, each outstanding share of $3.00 Series A Convertible Preferred Stock, par value $0.01 per share, of Fieldcrest, other than shares converted into Fieldcrest Common Stock prior to the Merger, will be converted into a right to receive total consideration valued at $58.12, consisting of (i) a cash payment equal to the





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product of (a) the amount of the cash payment to be made on account of each share of Fieldcrest Common Stock converted in the Merger and (b) 1.7094 and
(ii) a number of shares of Pillowtex Common Stock equal to the product of (a) the Conversion Number and (b) 1.7094.

         Treatment of Fieldcrest Options. Each holder of an outstanding option (a "Fieldcrest Option") to purchase shares of Fieldcrest Common Stock may, prior to the Effective Time, elect to receive for each share of Fieldcrest Common Stock subject to such Fieldcrest Option an amount in cash equal to the difference between $34.00 and the per share exercise price of such Fieldcrest Option. At the Effective Time, each outstanding Fieldcrest Option, other than Fieldcrest Options in respect of which the above-described election was made, will be assumed by the Company and will constitute an option to purchase, in lieu of each share of Fieldcrest Common Stock previously subject thereto, a number of shares of Pillowtex Common Stock (increased to the nearest whole share) equal to the product of (i) the number of shares of Fieldcrest Common Stock subject to such Fieldcrest Option immediately prior to the Effective Time and (ii) a conversion number (the "Option Conversion Number") equal to the quotient obtained by dividing $34.00 by the Determination Price, at an exercise price per share of Pillowtex Common Stock (increased to the nearest whole cent) equal to the exercise price per share of Fieldcrest Common Stock subject to such Fieldcrest Option immediately prior to the Effective Time divided by the Option Conversion Number. The Option Conversion Number will not be more than
1.619 or less than 1.308, except that, if the Company elects to increase the Conversion Number as described above, the Option Conversion Number will be increased such that the product of (a) the Option Conversion Number and (b) the Determination Price equals $34.00.

         Treatment of Fieldcrest SARs. Pursuant to the Merger Agreement, each holder of an outstanding stock appreciation right issued by Fieldcrest (a "Fieldcrest SAR") will be paid, at or immediately prior to the Effective Time, a cash amount equal to the product of (i) the difference between $34.00 and the grant price of such Fieldcrest SAR and (ii) the number of shares subject to such Fieldcrest SAR.

         Treatment of Fieldcrest Convertible Debentures. Fieldcrest's 6.0% Convertible Debentures due 2012 (the "Fieldcrest Convertible Debentures"), which are convertible into shares of Fieldcrest Common Stock at a conversion price of $44.25 per share, will remain outstanding immediately after the Effective Time. As a result of the Merger, Fieldcrest Convertible Debentures will become convertible into the same consideration that the holder of the number of shares of Fieldcrest Common Stock into which such Fieldcrest Convertible Debentures might have been converted immediately prior to the Merger would be entitled to receive in the Merger. For example, a Fieldcrest Convertible Debenture having an aggregate principal amount of $1,000 will become convertible into (i) a cash payment equal to the product of (a) the amount of the cash payment to be made on account of each share of Fieldcrest Common Stock converted in the merger and (b) 22.60 and (ii) number of shares of Pillowtex Common Stock equal to the product of (a) the Conversion Number and
(b) 22.60.





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         Consequences of Failure to Obtain Approval of Issuance of Pillowtex
Shares. The Merger Agreement provides that, if the Company's shareholders fail to approve the issuance of Pillowtex Common Stock and Pillowtex Preferred Stock (as hereinafter defined) in connection with the Merger and related financing transactions, (i) the consideration to be paid to holders of Fieldcrest Common Stock will be a cash payment in an amount equal to $34.00 per share, (ii) the consideration to be paid to holders of Fieldcrest Preferred Stock will be a cash payment in an amount equal to $58.12 per share, (iii) each holder of an Option will receive for each share of Fieldcrest Common Stock subject to such Option an amount in cash equal to the difference between $34.00 and the per share exercise price at such Option, and (iv) the conditions described in clauses (ii) and (iv) of the immediately following paragraph will be inapplicable. However, Charles M. Hansen, Jr., Chairman of the Board and Chief Executive Officer of the Company, and Mary R. Silverthorne, a director of the Company, beneficially own, in the aggregate, 52.9% of the currently outstanding shares of Pillowtex Common Stock and each of them has separately informed the Company that he or she intends to vote his or her shares of Pillowtex Common Stock for the approval of the issuance of shares of Pillowtex Common Stock and Pillowtex Preferred Stock in connection with the Merger and related financing transactions. Accordingly, the approval by the Company's shareholders of the issuance of shares of Pillowtex Common Stock and Pillowtex Preferred Stock in connection with the Merger and related financing transactions is expected to occur.

         Conditions to the Merger. The obligations of the Company and Fieldcrest to consummate the Merger are conditioned upon, among other things,
(i) approval and adoption of the Merger Agreement by Fieldcrest's stockholders;
(ii) approval by the Company's shareholders of the issuance of shares of Pillowtex Common Stock and Pillowtex Preferred Stock in connection with the Merger and related financing transactions; (iii) the absence of any order or injunction that prohibits the consummation of the Merger; (iv) the shares of Pillowtex Common Stock to be issued in connection with the Merger having been authorized for listing on the NYSE, subject to official notice of issuance; (v) a Registration Statement on Form S-4 having been declared effective by the Securities and Exchange Commission and not being subject to any stop order or proceeding seeking the same; and (vi) the waiting period pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, having expired or been terminated. There can be no assurance that such conditions will be satisfied.

MERGER FINANCING

         In order to finance the Merger and the repayment of certain indebtedness of Fieldcrest, refinance the existing senior bank credit facility of the Company, and provide working capital for the combined enterprise that will result from the Merger, the Company (i) has negotiated and entered into
(a) a commitment letter with NationsBank of Texas, N.A. providing for new senior revolving credit and term loan facilities (the "New Pillowtex Bank Facilities Commitment") and (b) a preferred stock purchase agreement with Apollo Investment Fund III, L.P., Apollo Overseas Partners III, L.P., and Apollo (UK) Partners III, L.P., providing for the issuance and sale of 65,000 shares of





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Series A Redeemable Convertible Preferred Stock, par value $0.01 per share
("Pillowtex Preferred Stock"), of the Company (the "Pillowtex Preferred Stock Commitment" and, together with the New Pillowtex Bank Facilities Commitment, the "Primary Financing Commitments"), and (ii) proposes to issue and sell new subordinated debt securities (the "New Pillowtex Subordinated Notes"). The terms of the financings contemplated by the Primary Financing Commitments and anticipated terms of the New Pillowtex Subordinated Notes are briefly summarized below. Such summaries of the Primary Financing Commitments are qualified in their entirety by reference to the full text thereof, copies of which are attached as Exhibits 10.1 and 10.2 hereto and are incorporated herein by this reference.

New Pillowtex
  Bank Facilities . . . . . . . . . . . .    The New Pillowtex Bank Facilities
                                             Commitment provides for, on the
                                             terms and subject to the
                                             conditions set forth therein, (i)
                                             a $350.0 million revolving credit
                                             facility (including $40.0 million
                                             for standby and commercial letters
                                             of credit and up to $15.0 million
                                             for swing line loans) and (ii) a
                                             $250.0 million term loan facility,
                                             consisting of a $125.0 million
                                             tranche A term loan and a $125.0
                                             million tranche B term loan (such
                                             facilities being referred to
                                             herein collectively as the "New
                                             Pillowtex Bank Facilities").  A
                                             copy of the New Pillowtex Bank
                                             Facilities Commitment is filed as
                                             Exhibit 10.1 hereto and is
                                             incorporated herein by this
                                             reference.

Sale of Pillowtex Preferred
  Stock . . . . . . . . . . . . . . . . .    The Pillowtex Preferred Stock
                                             Commitment provides for, on the
                                             terms and subject to the
                                             conditions set forth therein, the
                                             issuance and sale to Apollo
                                             Investment Fund III, L.P., Apollo
                                             Overseas Partners III, L.P., and
                                             Apollo (UK) Partners III, L.P. of
                                             65,000 shares of Pillowtex
                                             Preferred Stock for approximately
                                             $65.0 million.  A copy of the
                                             Pillowtex Preferred Stock
                                             Commitment is filed as Exhibit
                                             10.2 hereto and is incorporated
                                             herein by this reference.

Sale of New Pillowtex
  Subordinated Notes  . . . . . . . . . .    The Company intends to issue and
                                             sell, on or prior to the Closing
                                             Date, up to $150.0 million
                                             aggregate principal amount of New
                                             Pillowtex Subordinated Notes.
                                             Although the specific terms of the
                                             New Pillowtex Subordinated Notes
                                             have not yet been established, (i)
                                             for purposes of the pro forma
                                             financial information presented
                                             below, the principal





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                                             thereof is assumed to bear
                                             interest at a rate of 9 3/8% per
                                             annum, payable semi-annually in
                                             arrears, (ii) the New Pillowtex
                                             Subordinated Notes are expected to
                                             be due and payable in full in
                                             2007, and (iii) the indenture or
                                             other instrument under which the
                                             New Pillowtex Subordinated Notes
                                             are to be issued is expected to
                                             contain affirmative, restrictive,
                                             and financial covenants and to
                                             specify events of default
                                             generally comparable to the
                                             covenants and events of default
                                             contained and specified in the
                                             indenture under which the
                                             Company's existing 10% Senior
                                             Subordinated Notes Due 2006 (the
                                             "Existing Pillowtex Subordinated
                                             Notes") were issued.

         In addition to the Primary Financing Commitments, the Company has negotiated and entered into a commitment letter with NationsBridge L.L.C. providing for a standby bridge loan facility (the "Standby Bridge Loan Facility Commitment" and, together with the Primary Financing Commitments, the "Financing Commitments"). The Standby Bridge Loan Facility Commitment provides for, on the terms and subject to the conditions set forth therein, a standby bridge loan facility (the "Standby Bridge Loan Facility") pursuant to which up to $150.0 million will be available to the Company to finance the Merger and complete the related refinancings to the extent that less than $135.0 million aggregate principal amount of New Pillowtex Subordinated Notes shall have been issued and sold as of the Closing Date. The Company presently does not intend to utilize the Standby Bridge Loan Facility. In the event it becomes necessary to utilize the Standby Bridge Loan Facility, borrowings thereunder would initially be evidenced by senior subordinated bridge notes. The terms of such bridge notes would be less favorable to the Company than the anticipated terms of the New Pillowtex Subordinated Notes. Interest on such bridge notes would be payable at a floating rate higher than the fixed rate of interest expected to be borne by the New Pillowtex Subordinated Notes, which floating rate would increase at specified intervals as long as such notes were outstanding (subject to certain limitations). The bridge notes would mature one year from the date of issuance and, if not repaid in full, could, subject to certain conditions, be satisfied at that time through the issuance and delivery of senior subordinated rollover notes with a maturity of nine years. Interest on such rollover notes would also be payable at a floating rate which would increase at specified intervals (subject to certain limitations).

         The obligations of third parties under the Financing Commitments to extend loans or purchase Pillowtex Preferred Stock, as the case may be, are subject to various specified conditions. Because such conditions relate to matters beyond the Company's control, there can be no assurance that such conditions will be timely satisfied.





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SUMMARY PRO FORMA FINANCIAL INFORMATION

         Giving effect to the Merger and the Financing Transactions as if such transactions had been consummated on June 28, 1997, at such date, on a pro forma combined basis, the Company would have had total assets of $1,403.0 million, total long-term debt of $805.2 million, and total shareholders' equity of $184.7 million. Giving effect to the Merger and the Financing Transactions as if such transactions had been consummated on December 31, 1995, the first day of the Company's 1996 fiscal year, (a) for the fiscal year ended December 28, 1996, on a pro forma combined basis, the Company would have had earnings before income taxes and extraordinary items of $21.3 million, earnings before extraordinary items of $11.3 million, and earnings before extraordinary items per share of $0.66 and (b) for the six months ended June 28, 1997, on a pro forma combined basis, the Company would have had earnings before income taxes and extraordinary items of $13.2 million, earnings before extraordinary items of $7.2 million, and earnings before extraordinary items per share of $0.43.
As used herein, the term "Financing Transactions" means (i) estimated initial borrowings under the New Pillowtex Bank Facilities of $427.2 million, (ii) the issuance and sale of $135.0 million aggregate principal amount of New Pillowtex Subordinated Notes resulting in estimated net proceeds of $131.4 million, (iii) the issuance and sale of 65,000 shares of Pillowtex Preferred Stock resulting in estimated net proceeds of $63.5 million, (iv) the repayment of all amounts outstanding under the Company's and Fieldcrest's existing bank credit facilities, and (v) the satisfaction and discharge of all indebtedness represented by Fieldcrest's 11.25% Senior Subordinated Debentures Due 2002 to 2004 pursuant to an irrevocable deposit of amounts sufficient to provide for the redemption thereof. Because the Standby Bridge Loan Facility is expected to be drawn upon, if at all, only in the event that less than $135.0 million aggregate principal amount of New Pillowtex Subordinated Notes shall have been issued and sold as of the Closing Date, the foregoing pro forma information assumes that no amounts will be borrowed thereunder.

         If, in lieu of the issuance and sale of $135.0 million aggregate principal amount of New Pillowtex Subordinated Notes, the Company were assumed to have borrowed $135.0 million under the Standby Bridge Bank Facility, then
(i) for the year ended December 28, 1996, on a pro forma combined basis, the Company would have had interest expense of $61.8 million, earnings before income taxes and extraordinary items of $18.3 million, earnings before extraordinary items of $9.5 million, and earnings before extraordinary items per share of $0.54 and (ii) for the six months ended June 28, 1997, on a pro forma combined basis, the Company would have had interest expense of $39.4 million, earnings before income taxes and extraordinary items of $8.9 million, earnings before extraordinary items of $4.6 million, and earnings before extraordinary items per share of $0.26.

         The pro forma combined financial information presented above is for illustrative purposes only and is not necessarily indicative of what the Company's actual financial position or results of operations would have been had the above-referenced transactions been consummated as of the above-referenced dates or of the financial position or results of operations that may be reported by the Company in the future. The pro forma





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combined financial information should be read in conjunction with the historical financial statements of the Company and Fieldcrest, the related notes, and the other information contained in the exhibits hereto. Certain historical financial statements of the Company and Fieldcrest are filed as Exhibits 99.2 and 99.3, respectively, hereto and are incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (c)           Exhibits:



                 Exhibit
                 Number           Exhibit
                 -------          -------
                    2.1*          Agreement and Plan of Merger, dated as of
                                  September 10, 1997, by and among Pillowtex
                                  Corporation, Pegasus Merger Sub, Inc., and
                                  Fieldcrest Cannon, Inc.

                   10.1** Commitment Letter, dated September 10, 1997, by and between NationsBank of Texas, N.A.
                                  and Pillowtex Corporation

                   10.2* Preferred Stock Purchase Agreement, dated as of September 10, 1997, by and among Pillowtex
                                  Corporation, Apollo Investment Fund III,
                                  L.P., Apollo Overseas Partners III, L.P., and
                                  Apollo (UK) Partners III, L.P.

                   99.1* Press release, dated September 11, 1997, issued by Pillowtex Corporation

                   99.2           Audited Financial Statements of Pillowtex
                                  Corporation as of and for the fiscal years ended December 30, 1995 and December 28, 1996
                                  (incorporated by reference to pages F-1
                                  through F-24 in Pillowtex Corporation's
                                  Annual Report on Form 10-K for the fiscal year ended December 28, 1996 filed with the Securities and Exchange Commission) and
                                  Unaudited Financial Statements of Pillowtex
                                  Corporation as of June 28, 1997 and for the six months ended June 28, 1997 and June 29,
                                  1996 (incorporated by reference to pages 3 through 14 in Pillowtex Corporation's
                                  Quarterly Report





-----------------------

         *   Previously filed.

         **   Filed herewith.


                                  on Form 10-Q for the fiscal quarter ended
                                  June 28, 1997 filed with the Securities and Exchange Commission)

                    99.3          Audited Financial Statements of Fieldcrest
                                  Cannon, Inc. as of and for the fiscal years ended December 31, 1995 and December 31, 1996
                                  (incorporated by reference to pages 18
                                  through 34 in Fieldcrest Cannon, Inc.'s
                                  Annual Report on Form 10-K for the fiscal year ended December 31, 1996 filed with the Securities and Exchange Commission) and
                                  Unaudited Financial Statements of Fieldcrest
                                  Cannon, Inc. as of June 30, 1997 and for the six months ended June 30, 1997 and June 30,
                                  1996 (incorporated by reference to pages 1 through 8 in Fieldcrest Cannon, Inc.'s
                                  Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1997 filed with the Securities and Exchange Commission)







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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        PILLOWTEX CORPORATION



                                        By:  /s/  John H. Karnes
                                           -------------------------------
                                           John H. Karnes
                                           Vice President and General Counsel


Date:  September 29, 1997





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
                              INDEX TO EXHIBITS


             EXHIBIT
             NUMBER         EXHIBIT
             -------        -------
              2.1*          Agreement and Plan of Merger, dated as of September
                            10, 1997, by and among Pillowtex Corporation,
                            Pegasus Merger Sub, Inc. and Fieldcrest Cannon,
                            Inc.

             10.1** Commitment Letter, dated September 10, 1997, by and between NationsBank of Texas, N.A. and Pillowtex
                            Corporation

             10.2*          Preferred Stock Purchase Agreement, dated as of
                            September 10, 1997, by and among Pillowtex
                            Corporation, Apollo Investment Fund III, L.P.,
                            Apollo Overseas Partners III, L.P., and Apollo (UK)
                            Partners III, L.P.

             99.1*          Press release, dated September 11, 1997, issued by
                            Pillowtex Corporation

             99.2           Audited Financial Statements of Pillowtex
                            Corporation as of and for the fiscal years ended December 30, 1995 and December 28, 1996
                            (incorporated by reference to pages F-1 through F-24 in Pillowtex Corporation's Annual Report on
                            Form 10-K for the fiscal year ended December 28, 1996 filed with the Securities and Exchange
                            Commission) and Unaudited Financial Statements of
                            Pillowtex Corporation as of June 28, 1997 and for the six months ended June 28, 1997 and June 29, 1996 (incorporated by reference to pages 3 through 14 in Pillowtex Corporation's Quarterly Report on Form 10-Q for the fiscal quarter ended June 28, 1997 filed with the Securities and Exchange
                            Commission)

             99.3           Audited Financial Statements of Fieldcrest Cannon,
                            Inc. as of and for the fiscal years ended December
                            31, 1995 and December 31, 1996 (incorporated by reference to pages 18 through 34 in Fieldcrest
                            Cannon, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 1996 filed with the Securities and Exchange Commission) and Unaudited
                            Financial Statements of Fieldcrest Cannon, Inc. as of June 30, 1997 and for the six months ended June
                            30, 1997 and June 30, 1996 (incorporated by reference to pages 1 through 8 in Fieldcrest
                            Cannon, Inc.'s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1997 filed with the Securities and Exchange Commission)







__________________________________

         *  Previously filed.

         ** Filed herewith